UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  April 16, 2002
                                                      ----------------

                          SDC INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        0-27520             75-2583767
---------------------------------      ---------------     -------------------
(State or other jurisdiction           Commission File     (I.R.S. Employer
of incorporation or organization)            Number        Identification No.)

                        777 S. Flagler, 8th Floor West
                         W. Palm Beach, Florida 33401
         ------------------------------------------------------------
         (Address, including zip code, of principal executive office)

                                (561) 882-9300
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                 Not applicable
                 ---------------------------------------------
                 (Former name, former address and fiscal year,
                           if changed since last report)

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ITEM 4.  Changes in Registrant's Certifying Accountant

On April 16, 2002, SDC International, Inc. (the "Company") reported on Form 8-K the resignation of KPMG Ceska republika, s.r.o. ("KPMG") as the Company independent public accountants.

On May 18, 2002, the Company received a letter addressed to the Securities and Exchange Commission dated May 17, 2002 stating whether KPMG agrees with the statements made by the Company in the initial Form 8-K dated April 16, 2002. A copy of such letter is being filed herewith as an exhibit.

ITEM 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

  (c)    Exhibit 16.1:  Letter from KPMG Ceska republika, s.r.o. to the Securities and Exchange Commission dated
                        May 17, 2002.





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                            SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SDC INTERNATIONAL, INC.



Date:   May 21, 2002                    By:    /s/ Ronald A. Adams
                                           -------------------------------
                                           Ronald A. Adams
                                           Chairman of the Board and
                                           Chief Executive Officer




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